Exhibit (g)(21)

May 28, 2025

State Street Bank and Trust Company

1 Lincoln St. 10th Floor

Boston, MA 02110

Attention: Kathy MacVarish, Senior Vice President

RE: Schwab Strategic Trust

Ladies and Gentlemen:

Reference is made to the Amended and Restated Master Custodian Agreement between us dated as of October 17, 2005, as amended and supplemented (the “Agreement”). Pursuant to the Agreement, this letter is to provide notice of the creation of the following additional Schwab ETF, as defined in the Amendment to the Agreement dated as of October 8, 2009 (the “Amendment”):

Schwab Government Money Market ETF

In accordance with Section 18.6 of the Agreement, we request that you act as Custodian with respect to the Schwab Government Money Market ETF. A current Appendix A to the Agreement and Appendix B to the Amendment are attached hereto. In connection with such request, the Trust, on behalf of the Schwab Government Money Market ETF, hereby confirms to you, as of the date hereof, the representations and warranties set forth in Section 18.7 of the Agreement.

[Signature page follows]

SCHWAB STRATEGIC TRUST

By:		/s/ Omar Aguilar
	Name:	Omar Aguilar
	Title:	President

Accepted:

STATE STREET BANK AND TRUST COMPANY

By:		/s/ Kathy MacVarish
	Name:	Kathy MacVarish
	Title:	Senior Vice President

Appendix A

to THE

AMENDED AND RESTATED Master Custodian Agreement

As of May 28, 2025

THE CHARLES SCHWAB FAMILY OF FUNDS

Schwab Prime Advantage Money Fund

Schwab Government Money Fund

Schwab U.S. Treasury Money Fund

Schwab Municipal Money Fund

Schwab California Municipal Money Fund

Schwab New York Municipal Money Fund

Schwab AMT Tax-Free Money Fund

Schwab Treasury Obligations Money Fund

Schwab Variable Share Price Money Fund

Schwab Retirement Government Money Fund

SCHWAB INVESTMENTS

Schwab 1000 Index Fund

Schwab Tax-Free Bond Fund

Schwab California Tax-Free Bond Fund

Schwab Treasury Inflation Protected Securities Fund

Schwab U.S. Aggregate Bond Index Fund

Schwab Short-Term Bond Index Fund

Schwab Opportunistic Municipal Bond Fund

SCHWAB CAPITAL TRUST

Schwab Core Equity Fund

Schwab International Opportunities Fund

Schwab Balanced Fund

Schwab Fundamental U.S. Small Company Index Fund

Schwab Fundamental U.S. Large Company Index Fund

Schwab Monthly Income Fund – Target Payout

Schwab Monthly Income Fund – Flexible Payout

Schwab Monthly Income Fund – Income Payout

Schwab International Core Equity Fund

Schwab U.S. Large-Cap Value Index Fund

Schwab U.S. Large-Cap Growth Index Fund

Schwab U.S. Mid-Cap Index Fund

SCHWAB ANNUITY PORTFOLIOS

Schwab Government Money Market Portfolio

SCHWAB STRATEGIC TRUST

Schwab U.S. Broad Market ETF

Schwab U.S. Large-Cap ETF

Schwab U.S. Large-Cap Growth ETF

Schwab U.S. Large-Cap Value ETF

Schwab U.S. Small-Cap ETF

Schwab International Equity ETF

Schwab International Small-Cap Equity ETF

Schwab Emerging Markets Equity ETF

Schwab U.S. TIPS ETF

Schwab Short-Term U.S. Treasury ETF

Schwab Intermediate-Term U.S. Treasury ETF

Schwab U.S REIT ETF

Schwab U.S. Mid-Cap ETF

Schwab U.S. Aggregate Bond ETF

Schwab U.S. Dividend Equity ETF

Schwab Fundamental U.S. Broad Market ETF

Schwab Fundamental U.S. Large Company ETF

Schwab Fundamental U.S. Small Company ETF

Schwab Fundamental International Equity ETF

Schwab Fundamental International Small Equity ETF

Schwab Fundamental Emerging Markets Equity ETF

Schwab 1000 Index ETF

Schwab 1-5 Year Corporate Bond ETF

Schwab 5-10 Year Corporate Bond ETF

Schwab Long-Term U.S. Treasury ETF

Schwab International Dividend Equity ETF

Schwab Ariel ESG ETF

Schwab Crypto Thematic ETF

Schwab Municipal Bond ETF

Schwab High Yield Bond ETF

Schwab Ultra-Short Income ETF

Schwab Mortgage-Backed Securities ETF

Schwab Core Bond ETF

Schwab Government Money Market ETF

Appendix B

to THE AMENDMENT TO

AMENDED AND RESTATED Master Custodian Agreement

As of May 28, 2025

List of Schwab ETFs

SCHWAB STRATEGIC TRUST

Schwab U.S. Broad Market ETF

Schwab U.S. Large-Cap ETF

Schwab U.S. Large-Cap Growth ETF

Schwab U.S. Large-Cap Value ETF

Schwab U.S. Small-Cap ETF

Schwab International Equity ETF

Schwab International Small-Cap Equity ETF

Schwab Emerging Markets Equity ETF

Schwab U.S. TIPS ETF

Schwab Short-Term U.S. Treasury ETF

Schwab Intermediate-Term U.S. Treasury ETF

Schwab U.S REIT ETF

Schwab U.S. Mid-Cap ETF

Schwab U.S. Aggregate Bond ETF

Schwab U.S. Dividend Equity ETF

Schwab Fundamental U.S. Broad Market ETF

Schwab Fundamental U.S. Large Company ETF

Schwab Fundamental U.S. Small Company ETF

Schwab Fundamental International Equity ETF

Schwab Fundamental International Small Equity ETF

Schwab Fundamental Emerging Markets Equity ETF

Schwab 1000 Index ETF

Schwab 1-5 Year Corporate Bond ETF

Schwab 5-10 Year Corporate Bond ETF

Schwab Long-Term U.S. Treasury ETF

Schwab International Dividend Equity ETF

Schwab Ariel ESG ETF

Schwab Crypto Thematic ETF

Schwab Municipal Bond ETF

Schwab High Yield Bond ETF

Schwab Ultra-Short Income ETF

Schwab Mortgage-Backed Securities ETF

Schwab Core Bond ETF

Schwab Government Money Market ETF